                                                                   EXHIBIT 10.23

LEISURE CONCEPTS INCORPORATED

January 22, 1999

Mr. Michael Balber
Littlefield, Adams & Company
6262 Executive Blvd.
Huber Heights, OH 45424

Dear Mr. Balber:

         This has reference to the World Championship Wrestling agreement between World Championship Wrestling, Inc. ("Licensor") and Littlefield, Adams & Company ("Licensee") dated February 27, 1998, covering the WCW/NWO Property (hereinafter the "License Agreement"). The License Agreement is amended as follows.

1. It is understood and agreed that Paragraph 2: Authorized Articles is hereby revised in its entirety to read as follows:

         "Authorized Articles:      Knit shirts, tank tops, muscle shirts,
                                    henley shirts, sweatshirts, long-sleeve
                                    shirts, t-shirts, denim long and short
                                    sleeve shirts, chambray long and short
                                    sleeve shirts."

2. It is understood and agreed that Paragraph 6: Royalty Rate is hereby revised in its entirety to read as follows:

         "Royalty Rate:             10% Net Sales    (knit shirts; tank tops;
                                                     muscle shirts; henley
                                                     shirts; sweatshirts;
                                                     long-sleeve shirts; and
                                                     t-shirts)

                                    12% Net Sales    (denim long and short
                                                     sleeve shirts; and chambray
                                                     long and short sleeve
                                                     shirts)"

         Except as herein provided all terms and conditions of the License Agreement remain in full force and effect. Please indicate your agreement with the foregoing by signing where specified below and by returning all four copies of this amendment to Stella Guzman at the address below. A fully executed copy will be returned to you in due course.

Accepted and Agreed to:                             Very truly yours,
Littlefield, Adams and Company                      World Championship
("Licensee")                                        Wrestling, Inc.
                                                    ("Licensor")
                                                    By: /s/ Casey T. Collins
By: /s/ Michael Balber
    Michael Balber
    President: and
       Chief Executive Officer


    LEISURE CONCEPTS INC.(R) 1414 AVENUE OF THE AMERICAS NEW YORK, NY 10019
                       (212) 758-7666 - FAX (212) 980-0933

NEW YORK                         LONDON                              LOS ANGELES